Goldman Sachs Funds

GOLDMAN   SACHS   LARGE   CAP   VALUE   FUND

Market Overview

Dear Shareholder:

During the period under review the financial markets experienced a dramatic increase in volatility. However, investors who stayed the course were generally rewarded for their disciplined approach, as many sectors of the market generated solid returns.

  Market Review: Increased Volatility and a Dramatic Correction — For the one-year reporting period that ended August 31, 2000, the U.S. stock market, as measured by the S&P 500 Index, appreciated 16.32%. However, this masked the volatile nature of the market. During the first half of the reporting period the markets rose, however the vast majority of the gains were generated by large cap growth and technology-related stocks. Then, in mid-March, the markets abruptly corrected due to continued strong economic growth, inflationary pressures and rising interest rates.

  While a range of stocks were negatively impacted by the correction, technology issues experienced the brunt of the decline. At one point the technology-heavy Nasdaq composite was down 37% from its peak. While the Nasdaq posted a one-year return of 45.93% for the period ended August 31, 2000, this was largely due to the strong performance of technology stocks late in 1999 and in the summer of 2000. However, by the end of the reporting period the Nasdaq was still off 19% from its peak. In contrast, the S&P 500 Index, which also fell during the middle of the period, recovered to the point that it was again nearing its record high by the end of August.

  Indications of Slower Economic Growth — After a series of six short-term interest rate hikes by the Federal Reserve Board (the “Fed”) to slow economic growth, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during both its June and August meetings. With the presidential election nearing, it’s now unlikely that the Fed will move to raise rates again before year-end.
  Market Outlook: More Moderate Growth — Looking ahead, we remain cautiously optimistic about the near term prospects for the U.S equity market. Reasonable growth in the U.S., stronger demand growth outside of the U.S. (particularly in Asia), and continued productivity gains would be a combination of factors that would be quite beneficial to equities. However, we do not anticipate the 20-30% gains the stock market has provided over the past several years. As such, we believe it’s important for investors to maintain realistic expectations about their investment returns, and to maintain a long-term focus for their portfolios.

  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management
September 15, 2000

GOLDMAN   SACHS   LARGE  CAP   VALUE   FUND

Fund Basics
as of August 31, 2000

PERFORMANCE REVIEW

December 15, 1999–August 31, 2000	Fund Total Return (without sales charge)[1]		Russell 1000 Value Index[2]

Class A	3.90%		4.32%
Class B	3.30		4.32
Class C	3.20		4.32
Institutional	4.00		4.32
Service	3.80		4.32

[1] The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions. [2] The unmanaged Russell 1000 Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 highest ranking U.S. stocks with below-average growth orientation. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

Since Inception	–8.32%	–8.33%	–4.47%	–3.00%	–3.20%
(12/15/99)

[3] The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’ s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/00

Holding	% of Total Net Assets		Line of Business

Citigroup, Inc.	4.7%		Banks
Exxon Mobil Corp.	4.3		Energy Resources
American International Group, Inc.	3.1		Property Insurance
XL Capital Ltd.	2.4		Property Insurance
Verizon Communications	2.2		Telephone
Morgan Stanley Dean Witter & Co.	1.9		Security/Asset Management
SBC Communications Inc.	1.9		Telephone
Johnson & Johnson	1.8		Medical Products
Anadarko Petroleum Corp.	1.8		Energy Resources
E.I. du Pont de Nemours & Co.	1.5		Chemicals

The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN  SACHS  LARGE  CAP  VALUE  FUND

Performance Overview

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Large Cap Value Fund for the period from the Fund’s inception on December 15, 1999 through the period that ended August 31, 2000.

Performance Review

From the Fund’s inception through the period that ended August 31, 2000, its Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 3.90%, 3.30%, 3.20%, 4.00%, and 3.80%, respectively. These returns compare to the Fund’s benchmark, the Russell 1000 Value Index, which generated a cumulative total return of 4.32%. However, for year-to-date through August 31, 2000, the Fund (Class A, B, C, Institutional and Service shares) remains comfortably ahead of its benchmark.
     This year continues to be a volatile environment for value stocks, although not as severe as the past two years. Even though large-cap value stocks posted positive absolute returns, particularly from March through May when the high valuations of many growth companies concerned investors, they still trail their growth counterparts in 2000. For the year-to-date that ended August 31, 2000 the Russell 1000 Value Index appreciated 2.4%, versus a 8.9% return for the Russell 1000 Growth Index.
     During the reporting period, we enhanced returns through stock selection across a variety of industries. Our investments in property/casualty insurance stocks were beneficial, and we believe many of our companies are well-positioned to benefit from gradual improvements in industry pricing conditions. Our financial stocks performed particularly well, despite our underweight position. Because of our concerns over deteriorating credit quality we focused on companies with large components of fee-based income, and relatively little exposure to lending activities. More challenging this year has been telecommunication companies, particularly Sprint Corp., Verizon Communications, SBC Communications and AT& T. We were underweight in this industry due to increasing levels of competition. We also moved to reduce our exposure during the period based on disappointments with actions by several company management groups.

Portfolio Composition

As we seek to add value through superior stock selection, we spend the majority of our efforts performing thorough, first-hand fundamental research. We rebuild, analyze and forecast the financial statements of companies, and test our assumptions through meetings and discussions with company management, competitors, customers and suppliers. We seek to buy well positioned businesses that sell at conservative valuation levels. We also understand that our Large Cap Value clients seek a fund that will be competitive with the Russell 1000 Value Index over a long-term investment horizon. As such, we employ careful risk management techniques and thoughtful portfolio construction based on that mandate.

Portfolio Highlights

Astute use of technology has become a key determinant of success across many industries. As such, our portfolios have focused on the companies in all industries that are the true beneficiaries of technological innovation. In particular, we seek firms that are using information-based tools and other resources to improve their cost positions, their distribution to customers, their product development, or their raw material costs. We also believe that many “old economy” companies will prove to be extremely rewarding investments as they use new tools to drive shareholder value, and increase their competitive distance from others in their respective industries.

GOLDMAN  SACHS  LARGE  CAP  VALUE  FUND

  Citigroup Inc., Bank of New Yorkand Mellon Financial Corp. were among our financial stocks that have performed well in recent months. We believe that their effective use of technology to better serve a global customer base should enhance their competitive advantage over their peers. Additionally, we find these companies attractively valued relative to the extended market.

  Southwest Airlines Co., the only airline in the Fund, was one of our top performers this year. We believe the company’s superior economic model sets it apart from its competition. We also find that its increasing use of the Internet for ticket bookings will continue to provide cost advantages for Southwest.

  XL Capital Ltd. and American International Group, Inc. contributed strongly to Fund performance. The past several years have been a difficult environment for the insurance industry, as a flood of excess capital drove prices downward. Among property insurance stocks, XL Capital and AIG are not only attractively valued, but have some of the strongest balance sheets, cash flows and competitive positioning in the industry.

Portfolio Outlook

We continue to believe that the current environment offers tremendous investment opportunity for large-cap value stocks. Improved absolute returns reflect not only a renewed interest in the extended market but, more importantly, a renaissance of value investing after a lengthy hiatus. In addition, several large-cap value companies were acquired, which helped to generate interest in the sector. It is not surprising that the Large Cap Value Fund benefited from several takeovers in its holdings during the year. We believe merger activity should continue to be a positive catalyst for the sector, as their current prices offer large corporate buyers a very favorable return on investment.

Signs of slower economic growth in the U.S. suggest a decreased likelihood of tightening by the Federal Reserve Board for the remainder of the year. Reasonable growth in the U.S., stronger demand growth outside of the U.S. (particularly in Asia), and a moderation in energy prices would be a combination of factors which would be quite beneficial to many of the traditional industrial and financial companies in the Fund.

As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

Goldman Sachs Large Cap Value Investment Team

New York, September 15, 2000

GOLDMAN   SACHS   LARGE   CAP   VALUE  FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios .

What Sets Goldman Sachs Funds Apart?

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on December 15, 1999 (commencement of operations) in Institutional Shares (at NAV) of the Goldman Sachs Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index with dividend reinvestment (“Russell 1000 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares may vary from Institutional due to differences in fees and loads.

Large Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions reinvested December 15, 1999 to August 31, 2000.

Russell 1000 Value Index
Institutional
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
12/15/99
12/99
1/00
2/00
3/00
4/00
5/00
6/00
7/00
8/00
$ 10,432
$ 10,400

Aggregate Total Return through August 31, 2000	Since Inception (a)

Class A (commenced December 15, 1999)
Excluding sales charges	3.90%
Including sales charges	-1.80%

Class B (commenced December 15, 1999)
Excluding contingent deferred sales charges	3.30%
Including contingent deferred sales charges	-1.70%

Class C (commenced December 15, 1999)
Excluding contingent deferred sales charges	3.20%
Including contingent deferred sales charges	2.20%

Institutional Class (commenced December 15, 1999)	4.00%

Service Class (commenced December 15, 1999)	3.80%

(a)	Not annualized.
GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 92.9%

Airlines – 0.7%
8,200	Southwest Airlines Co.	$ 185,525

Alcohol – 0.6%
2,100	Anheuser-Busch Cos., Inc.	165,506

Apparel – 0.4%
2,300	Nike, Inc. Class B	90,994

Banks – 12.7%
4,900	Bank of America Corp.	262,456
4,600	Bank One Corp.	162,150
20,633	Citigroup, Inc.	1,204,471
3,200	FleetBoston Financial Corp.	136,600
1,150	J.P. Morgan & Co., Inc.	192,266
7,300	Mellon Financial Corp.	330,325
1,400	PNC Financial Services Group	82,512
4,850	The Bank of New York Co., Inc.	254,322
5,350	The Chase Manhattan Corp.	298,931
8,000	Wells Fargo & Co.	345,500

		3,269,533

Chemicals – 3.4%
8,500	E.I. du Pont de Nemours & Co.	381,438
3,250	Minnesota Mining & Manufacturing Co.	302,250
7,100	The Dow Chemicals Co.	185,931

		869,619

Computer Hardware – 2.5%
2,900	Apple Computer, Inc.*	176,719
6,600	Compaq Computer Corp.	224,812
1,400	Dell Computer Corp.*	61,075
1,400	Hewlett-Packard Co.	169,050

		631,656

Computer Software – 0.9%
1,850	International Business Machines, Inc.	244,200

Defense/Aerospace – 1.5%
3,500	Honeywell International, Inc.	134,969
3,200	Northrop Grumman Corp.	249,000

		383,969

Department Store – 0.8%
1,000	Costco Wholesale Corp.*	34,438
4,900	The May Department Stores Co.	112,394
1,400	Wal-Mart Stores, Inc.	66,412

		213,244

Drugs – 3.3%
700	Amgen, Inc.*	53,069
2,300	Bristol-Myers Squibb Co.	121,900
3,200	Merck & Co., Inc.	223,600
4,775	Pfizer, Inc.	206,519
1,866	Pharmacia Corp.	109,278
3,500	Schering-Plough Corp.	140,437

		854,803

Electrical Equipment – 1.1%
7,800	Motorola, Inc.	281,288

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – 5.3%
6,000	DTE Energy Co.	$ 208,500
3,200	Duke Energy Corp.	239,400
10,300	Entergy Corp.	313,506
5,300	FPL Group, Inc.	282,887
13,100	Niagara Mohawk Holdings, Inc.*	168,663
3,200	Unicom Corp.	146,200

		1,359,156

Energy Resources – 8.6%
6,860	Anadarko Petroleum Corp.	451,182
13,600	Exxon Mobil Corp.	1,110,100
4,000	Royal Dutch Petroleum Co. ADR	244,750
4,400	Unocal Corp.	146,850
9,800	USX-Marathon Group	268,888

		2,221,770

Entertainment – 3.2%
10,800	Carnival Corp.	215,325
9,600	The Walt Disney Co.	373,800
3,572	Viacom, Inc. Class B*	240,440

		829,565

Equity REIT – 0.3%
1,600	Cousins Properties, Inc.	65,800

Financial Services – 3.0%
2,800	American Express Co.	165,550
8,500	Federal Home Loan Mortgage Corp.	358,063
2,300	General Electric Co.	134,981
2,500	Household International, Inc.	120,000

		778,594

Food & Beverage – 1.2%
1,400	The Coca-Cola Co.	73,675
3,500	The Quaker Oats Co.	237,781

		311,456

Forest – 2.0%
4,200	Bowater, Inc.	215,775
9,496	International Paper Co.	302,685

		518,460

Grocery – 1.5%
3,700	Safeway, Inc.*	182,456
8,500	The Kroger Co.*	192,844

		375,300

Heavy Electrical – 0.8%
3,000	Emerson Electric Co.	198,563

Heavy Machinery – 1.3%
5,400	Crane Co.	135,675
6,000	Deere & Co.	197,625

		333,300

Home Products – 0.3%
3,700	Ralston Purina Group	83,713

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – 2.2%
4,000	Caterpillar, Inc.	$ 147,000
3,500	Parker-Hannifin Corp.	121,844
1,900	Tyco International Ltd.	108,300
3,200	United Technologies Corp.	199,800

		576,944

Information Services – 0.5%
950	Electronic Data Systems Corp.	47,322
1,900	First Data Corp.	90,606

		137,928

Life Insurance – 0.8%
3,650	AFLAC, Inc.	197,100

Media – 3.0%
15,400	AT&T Corp.-Liberty Media Corp.*	329,175
5,200	Comcast Corp.*	193,700
1,400	EchoStar Communications Corp.*	68,250
900	The News Corp. Ltd. ADR	47,362
1,500	Time Warner, Inc.	128,250

		766,737

Medical Products – 3.5%
5,800	Abbott Laboratories	253,750
2,100	Baxter International, Inc.	174,825
5,100	Johnson & Johnson	468,881

		897,456

Mining – 0.9%
7,100	Alcoa, Inc.	236,075

Oil Refining – 0.4%
1,900	Texaco, Inc.	97,850

Oil Services – 2.6%
1,400	Baker Hughes, Inc.	51,187
1,400	Diamond Offshore Drilling, Inc.	62,737
4,300	Halliburton Co.	227,900
2,000	Santa Fe International Corp.	78,625
600	Schlumberger Ltd.	51,188
3,500	Transocean Sedco Forex, Inc.	209,125

		680,762

Property Insurance – 9.1%
5,700	Ambac Financial Group, Inc.	368,362
8,850	American International Group, Inc.	788,756
4,600	The Hartford Financial Services Group, Inc.	306,475
5,600	The St. Paul Cos., Inc.*	266,700
8,900	XL Capital Ltd.	613,544

		2,343,837

Railroads – 0.5%
4,200	Canadian National Railway Co.	123,638

Restaurants – 0.6%
5,600	McDonald’s Corp.	167,300

Shares	Description	Value

Common Stocks – (continued)

Security/Asset Management – 3.1%
2,100	Merrill Lynch & Co., Inc.	$ 304,500
4,600	Morgan Stanley Dean Witter & Co.	494,787

		799,287

Semiconductors – 0.2%
700	Intel Corp.	52,413

Specialty Retail – 0.6%
3,200	CVS Corp.	118,800
500	RadioShack Corp.	29,500

		148,300

Telephone – 6.8%
4,200	BellSouth Corp.	156,713
900	NEXTLINK Communications, Inc.*	31,556
2,791	Qwest Communications International, Inc.*	144,085
11,700	SBC Communications, Inc.	488,475
3,900	Sprint Corp.	130,650
12,802	Verizon Communications	558,487
6,550	WorldCom, Inc.*	239,075

		1,749,041

Thrifts – 0.6%
4,600	Washington Mutual, Inc.	161,000

Tobacco – 1.1%
9,400	Philip Morris Cos., Inc.	278,474

Wireless – 1.0%
900	ALLTEL Corp.	45,506
3,200	Sprint Corp. (PCS Group)*	160,600
1,300	Vodafone Group PLC ADR	53,219

		259,325

TOTAL COMMON STOCKS
(Cost $22,588,162)		$ 23,939,481

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments (continued)
August 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreements – 7.0%

Joint Repurchase Agreement Account II _
$1,800,000	6.66%	09/01/2000	$ 1,800,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,800,000)			$ 1,800,000

TOTAL INVESTMENTS
(Cost $24,388,162)			$25,739,481

*	Non-income producing security.
_	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $24,388,162)	$25,739,481
Cash	95,012
Receivables:
Investment securities sold	368,928
Fund shares sold	141,578
Dividends and interest	47,957
Reimbursement from investment adviser	39,983
Other assets	252

Total assets	26,433,191

Liabilities:

Payables:
Investment securities purchased	520,412
Fund shares repurchased	83,895
Amounts owed to affiliates	20,523
Accrued expenses and other liabilities	38,368

Total liabilities	663,198

Net Assets:

Paid-in capital	24,705,481
Accumulated undistributed net investment income	131,769
Accumulated net realized loss on investment and futures transactions	(418,576)
Net unrealized gain on investments	1,351,319

NET ASSETS	$25,769,993

Net asset value, offering and redemption price per share: (a)
Class A	$10.39
Class B	$10.33
Class C	$10.32
Institutional	$10.40
Service	$10.38

Shares outstanding:
Class A	690,929
Class B	153,219
Class C	82,372
Institutional	1,552,809
Service	150

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	2,479,479

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $10.99. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Operations
For the Period Ended August 31, 2000 (a)

Investment income:

Dividends (b)	$ 198,686
Interest	50,998

Total income	249,684

Expenses:

Registration fees	95,897
Management fees	87,323
Printing	60,402
Custodian fees	52,543
Professional fees	22,930
Distribution and Service fees (c)	14,153
Transfer Agent fees (d)	9,920
Trustee fees	6,431
Other	10,278

Total expenses	359,877

Less — expense reductions	(241,023)

Net expenses	118,854

NET INVESTMENT INCOME	130,830

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized loss from:
Investment transactions	(411,802)
Futures transactions	(6,774)
Net unrealized gain on investments	1,351,319

Net realized and unrealized gain on investment and futures transactions	932,743

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,063,573

(a)	Commencement of operations was December 15, 1999.
(b)	Foreign taxes withheld on dividends were $902.
(c)	Class A, Class B and Class C had Distribution and Service fees of $6,978, $4,532 and $2,643, respectively.
(d)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $5,304, $861, $502, $3,253 and $0, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Changes in Net Assets
For the Period Ended August 31, 2000 (a)

From operations:

Net investment income	$ 130,830
Net realized loss on investment and futures transactions	(418,576)
Net unrealized gain on investments	1,351,319

Net increase in net assets resulting from operations	1,063,573

From share transactions:

Proceeds from sales of shares	27,589,665
Cost of shares repurchased	(2,883,245)

Net increase in net assets resulting from share transactions	24,706,420

TOTAL INCREASE	25,769,993

Net assets:

Beginning of period	—

End of period	$25,769,993

Accumulated undistributed net investment income	$ 131,769

(a)	Commencement date of operations was December 15, 1999 for all share classes.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $24,611,396. Accordingly, the gross unrealized gain on investments was $2,366,093 and the gross unrealized loss on investments was $1,238,008 resulting in a net unrealized gain of $1,128,085.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commit ments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund. For the period ended August 31, 2000, the adviser reimbursed approximately $239,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the period ended August 31, 2000, custody fees were reduced by approximately $2,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $46,000 for the period ended August 31, 2000.

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $15,000, $4,000 and $2,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

GOLDMAN SACHS LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
August 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures) for the period ended August 31, 2000 were $33,457,986 and $10,458,022, respectively. For the period ended August 31, 2000, Goldman Sachs earned approximately $1,300 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, there were no open futures contracts.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

GOLDMAN SACHS LARGE CAP VALUE FUND

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $1,800,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by federal agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital, Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended August 31, 2000, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS LARGE CAP VALUE FUND

Notes to Financial Statements (continued)
August 31, 2000

7. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended August 31, 2000(a)
	Shares	Dollars

Class A Shares
Shares sold	923,249	$ 9,131,437
Shares repurchased	(232,320)	(2,326,070)

	690,929	6,805,367

Class B Shares
Shares sold	162,981	1,619,970
Shares repurchased	(9,762)	(97,213)

	153,219	1,522,757

Class C Shares
Shares sold	108,974	1,083,827
Shares repurchased	(26,602)	(248,355)

	82,372	835,472

Institutional Shares
Shares sold	1,573,915	15,752,931
Shares repurchased	(21,106)	(211,607)

	1,552,809	15,541,324

Service Shares
Shares sold	150	1,500

	150	1,500

NET INCREASE	2,479,479	$24,706,420

(a)	Commencement date of operations was December 15, 1999 for all share classes.
GOLDMAN SACHS LARGE CAP VALUE FUND

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2 the Fund has reclassified $939 from paid-in capital to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income from investment operations

	Net asset value at beginning of period	Net investment income (c)	Net realized and unrealized gain	Total from investment operations

FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced Dec. 15, 1999)	$10.00	$0.06	$0.33	$0.39
2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33
2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32
2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40
2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38

(a)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

					Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Ratio of expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Portfolio turnover rate

$10.39	3.90%	$7,181	1.25%	0.84%	3.30%	(1.21)%	66.79%
10.33	3.30	1,582	2.00	0.06	4.05	(1.99)	66.79
10.32	3.20	850	2.00	0.15	4.05	(1.90)	66.79
10.40	4.00	16,155	0.85	1.31	2.90	(0.74)	66.79
10.38	3.80	2	1.35	0.95	3.40	(1.10)	66.79

GOLDMAN SACHS LARGE CAP VALUE FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Large Cap Value Fund

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Large Cap Value Fund provides investors access to the benefits associated with equity investing. The Fund seeks to invest in quality businesses selling at conservative valuations, as we believe that these investments offer substantial upside potential.

Target Your Needs

The Goldman Sachs Large Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds family without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Large Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR , NEW YORK , NEW YORK 10005

TRUSTEES	O F F I C E R S
Ashok N. Bakhru, Chairman	Douglas C. Grip, President
David B. Ford	Jesse H. Cole, Vice President
Douglas C. Grip	James A. Fitzpatrick, Vice President
Patrick T. Harker	John M. Perlowski, Treasurer
John P. McNulty	Peter W. Fortner, Assistant Treasurer
Mary P. McPherson	Philip V. Giuca, Jr., Assistant Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
William H. Springer	Amy E. Belanger, Assistant Secretary
Richard P. Strubel	Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.	GOLDMAN SACHS ASSET MANAGEMENT
Distributor and Transfer Agent	Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Large Cap Value Fund’s foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383	LCVAR / 7K / 10-00